March 16, 2017

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
Symetra Separate Account C ("Depositor") (File No. 811-08052)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and the Symetra Separate Account C, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the annual reports for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following annual reports for the underlying funds:

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
ALPS Variable Investment Trust	811-21987
AMCAP Fund	811-01435
American Balanced Fund	811-00066
American Century Variable Portfolios II Inc.	811-10155
American Century Variable Portfolios Inc.	811-05188
American High Income Trust	811-05364
BlackRock Variable Series Funds, Inc.	811-03290
Calvert Variable Products, Inc.	811-04000
Calvert Variable Series, Inc.	811-03591
Capital World Bond Fund, Inc.	811-05104
Columbia Funds Variable Series Trust II	811-22127
Deutsche Investments VIT Trust	811-07507
Deutsche Variable Series I	811-04257
Deutsche Variable Series II	811-05002
Dreyfus Investment Portfolios	811-08673
Dreyfus Socially Responsible Growth Fund, Inc.	811-07044
Dreyfus Stock Index Fund Inc.	811-05719
Dreyfus Variable Investment Fund	811-05125
EuroPacific Growth Fund	811-03734
Federated Insurance Series	811-08042
Franklin Templeton Variable Insurance Products Trust	811-05583
Investment Co. of America	811-00116
JPMorgan Insurance Trust	811-07874
Neuberger Berman Advisers Management Trust	811-04255
Neuberger Berman Equity Funds	811-00582
PIMCO Variable Insurance Trust	811-08399

Fund Company	1940 Act Registration No.
Pioneer Variable Contracts Trust /MA/	811-08786
Vanguard Variable Insurance Funds	811-05962
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund V	811-05361
Voya Investors Trust	811-05629
Voya Variable Portfolios Inc.	811-07651
Wanger Advisors Trust	811-08748
Washington Mutual Investors Fund Inc.	811-00604

If you have any questions regarding this filing, please contact me at (425) 256-5026.

Sincerely,

Jacqueline M. Veneziani
Senior Vice President and Deputy General Counsel